INVENTORIES	12 Months Ended
Dec. 31, 2012
INVENTORIES
INVENTORIES

4. INVENTORIES

	At December 31,
	2011	2012
Raw materials	$61,109,992	$43,541,594
Work-in-process	41,789,430	43,240,832
Finished goods	51,282,191	168,097,308
Total inventories	$154,181,613	$254,879,734

For the year ended December 31, 2010, 2011 and 2012, inventory was written down by $1,165,610, $48,992,463 and $59,313,129, respectively, to reflect the lower of cost or market.

The Company recorded $nil, $3.9 million and $nil provision for purchase commitments during the years ended December 31, 2010, 2011 and 2012, respectively, in cost of revenues, and reversed the provision recorded during 2011 in the year ended December 31, 2012, as a result of the renegotiated contractual terms. The provision is recorded in other current liabilities and amounted to $3,940,000 and $nil as of December 31, 2011 and 2012, respectively.